SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(cc) or Rule 14a-12

GENETRONICS BIOMEDICAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
FORWARD-LOOKING STATEMENTS
PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE GENETRONICS’ CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK
REASONS FOR PROPOSED AMENDMENT
VOTE REQUIRED FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION
RECOMMENDATION OF THE BOARD OF DIRECTORS TO STOCKHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS

(GENETRONICS BIOMEDICAL CORPORATION LOGO)

GENETRONICS BIOMEDICAL CORPORATION
11199 Sorrento Valley Road
San Diego, California 92121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 21, 2002

To the Stockholders of Genetronics Biomedical Corporation:

Notice is hereby given that Genetronics Biomedical Corporation, a Delaware corporation, will hold a special meeting of stockholders on November 21, 2002 at 9:00 a.m., local time, at our headquarters located at 11199 Sorrento Valley Road, San Diego, California 92121 for the following purposes:

1.	To consider and vote upon a resolution authorizing the Board of Directors of Genetronics (the “Board”) to amend the Certificate of Incorporation of Genetronics to increase the authorized number of shares of common stock of Genetronics from 100,000,000 to 300,000,000 shares.

2.	To transact such other business as may properly come before the special meeting or at any adjournments or postponements thereof.

A Proxy Statement describing the matters to be considered at the special meeting is attached to this notice. Only stockholders of record at the close of business on October 21, 2002 (the “Record Date”) are entitled to notice of, and to vote at, the special meeting and at any adjournments thereof. A list of stockholders entitled to vote at the special meeting will be located at the Genetronics office at 11199 Sorrento Valley Road, no later than November 11, 2002. That list will remain available for inspection at the Genetronics office until the special meeting, and will also be available for inspection at the special meeting, for any purpose relating to the meeting.

To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the special meeting. Since proxies may be revoked at any time, you may attend the special meeting and vote in person even if you have previously returned a proxy. THE GENETRONICS BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK.

By Order of the Board of Directors,
/s/ Avtar Dhillon, M.D. Avtar Dhillon, M.D., President and Chief Executive Officer
San Diego, California October 15, 2002

GENETRONICS BIOMEDICAL CORPORATION
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 21, 2002

Genetronics Biomedical Corporation (“Genetronics,” “we,” “us,” “our”) is furnishing this Proxy Statement to you in connection with its solicitation of proxies to be voted at its special meeting of stockholders to be held on November 21, 2002 at 9:00 a.m., local time, at our headquarters located at our headquarters located at 11199 Sorrento Valley Road, San Diego, California 92121 and at any adjournments or postponements thereof.

This Proxy Statement and the enclosed proxy are first being sent to stockholders on or about October 31, 2002.

At the special meeting, we will ask you to approve a proposal authorizing the Board of Directors of Genetronics (the “Board”) to amend the Certificate of Incorporation of Genetronics to increase the authorized number of shares of common stock of Genetronics from 100,000,000 to 300,000,000 shares.

Except for procedural matters, we do not know of any matters other than those listed above that will be brought before the special meeting. If, however, other matters are properly brought before the special meeting, we will vote your proxy on those matters as determined by the person identified on the proxy card as your proxy. The principal executive offices of Genetronics are located at 11199 Sorrento Valley Road, San Diego, California 92121 and the telephone number is (858) 597-6006.

YOU SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED IN THIS PROXY STATEMENT AND ITS ATTACHMENTS BEFORE RETURNING YOUR PROXY.

The date of this proxy statement is October 15, 2002.

     QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

WHERE AND WHEN IS THE SPECIAL MEETING?

The special meeting will be held at 9:00 a.m. (local time), on November 21, 2002, at our headquarters located at 11199 Sorrento Valley Road, San Diego, California 92121.

WHO MAY VOTE?

Holders of record of Genetronics’ common stock at the close of business on October 21, 2002 may vote at the meeting or any adjournment or postponement of the meeting. On October 15, 2002, 50,398,552 shares of our common stock were issued and outstanding. Each stockholder is entitled to one vote per share.

HOW DO STOCKHOLDERS VOTE?

You may vote by proxy or in person at the meeting. To vote by proxy, please complete, sign, date and return your proxy card in the postage-prepaid envelope that we have provided.

HOW DO PROXIES WORK?

Giving your proxy means that you authorize us to vote your shares at the special meeting in the manner you direct. If you sign, date, and return the enclosed proxy card but do not specify how to vote, we will vote your shares FOR the amendment to Genetronics’ Certificate of Incorporation increasing the authorized number of shares of common stock of Genetronics from 100,000,000 to 300,000,000. We do not know of any other matters that will be brought before the special meeting. If, however, other matters are properly brought before the special meeting, we will vote your proxy on those matters as determined by the person identified on the proxy card as your proxy.

HOW MAY A PROXY BE REVOKED?

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by providing written notice to such revocation to the Secretary of Genetronics at 11199 Sorrento Valley Road, San Diego, California 92121 or by attending the special meeting and voting in person.

WHAT HAPPENS IF I CHOOSE NOT TO SUBMIT A PROXY OR TO VOTE?

If a stockholder does not submit a proxy or does not vote at the special meeting, it will have the same effect as a vote against approval of an amendment to Genetronics’ Certificate of Incorporation increasing the authorized number of shares of common stock of Genetronics from 100,000,000 to 300,000,000.

WHAT IS A “QUORUM”?

In order to carry on the business of the meeting, a quorum must be present. A quorum requires the presence, in person or by proxy, of the holders of at least one-third of the votes entitled to be cast at the meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares that your broker holds on your behalf in a nominee name, which is commonly referred to as holding your shares in “street name.” Under those circumstances, your broker may be authorized to vote for you on some routine items but is prohibited from voting on other items. Those items for which your broker cannot vote result in broker non-votes.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK?

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is necessary for approval of an amendment to Genetronics’ Certificate of Incorporation increasing the authorized number of shares of common stock of Genetronics from 100,000,000 to 300,000,000. For this purpose, if you vote to “abstain” on this proposal, your shares will have the same effect as if you voted against the proposal. Broker non-votes also will have the same effect as a vote against the proposal. Accordingly, an abstention from voting or a broker non-vote on the proposal will have the same legal effect as a vote against the matter, even though the stockholder may interpret an abstention or broker non-vote differently.

WHO WILL TABULATE THE VOTES?

Persons appointed by the chairman of the special meeting to act as inspectors of election for the special meeting will tabulate the stockholder votes. The inspectors of election will count all shares represented and entitled to vote on the proposal, whether voted for or against the proposal, or abstaining from voting, as present and entitled to vote on the proposal.

WHO PAYS FOR THIS PROXY SOLICITATION?

The Board of Directors is soliciting your proxy. Genetronics will pay the expenses of soliciting proxies. We expect that legal and printing expenses will be our primary expenses in connection with the solicitation. We anticipate we will incur approximately $20,000 in expenses in connection with the solicitation. In addition to solicitation by mail, our officers may solicit proxies in person or by telephone. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. We will reimburse these persons for their reasonable expenses.

WHAT ARE THE STOCKHOLDERS BEING ASKED TO APPROVE?

Each stockholder is being asked to approve an amendment to Genetronics’ Certificate of Incorporation increasing the authorized number of shares of common stock of Genetronics from 100,000,000 to 300,000,000.

WHERE CAN I FIND MORE INFORMATION ABOUT GENETRONICS?

Genetronics is subject to the reporting requirements of the Securities Exchange Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. You may inspect and copy our reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information about the public reference rooms. You may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a world-wide web site on the Internet at http://www.sec.gov/ that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system.

The Company filed an annual report on Form 10-K with the Securities and Exchange Commission on April 1, 2002. Stockholders may obtain a copy of this report, without charge. Requests should be made to the Secretary of the Company at the Company’s address set forth below. The annual report is not incorporated into this proxy statement and is not considered proxy material.

If you want to contact Genetronics directly, you may do so at the following address:

Genetronics Biomedical Corporation
Attn: Investor Relations
11199 Sorrento Valley Road
San Diego, CA 92121
(858) 597-6006

You should rely only on the information contained in this Proxy Statement to vote on the proposal. The Company has not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated October 15, 2002. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than this date. Neither the mailing of this Proxy Statement to our stockholders nor the completion of the asset sale will create any implication to the contrary.

FORWARD-LOOKING STATEMENTS

When used in this Proxy Statement, the words “anticipate,” “will,” “estimate,” “project,” “intend,” “expect”, “could” and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. Actual results may differ materially from those contemplated in forward-looking statements and projections.

Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Genetronics assumes no obligation to update such forward-looking statements or any projections to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements, except to the extent necessary to make such statements and projections not misleading.

PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE GENETRONICS’ CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

     The Board recommends that the stockholders adopt an amendment to the Genetronics’ Certificate of Incorporation increasing the authorized number of shares of common stock of Genetronics from 100,000,000 to 300,000,000 shares. On October 7, 2002, the Board approved an amendment to the Certificate of Incorporation, subject to approval by Genetronics’ stockholders, which amends Article FOURTH of Genetronics’ Certificate of Incorporation to increase the authorized common stock so that, as amended, Article Fourth shall read as provided in the Stockholders Resolution attached as Exhibit A to this Proxy Statement.

     If this proposal is approved by the stockholders, the additional shares of authorized common stock will become part of the existing class of common stock, and the additional shares, when issued, will have the same rights and privileges as the shares of common stock now issued. There are no preemptive rights relating to the relating to the common stock.

     The increase in the authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue the newly-authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law, the American Stock Exchange rules or the Toronto Stock Exchange rules. To the extent that the additional authorized shares are issued in the future, they will decreased existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to existing stockholders.

     The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could also have the effect of delaying or preventing a change in control of Genetronics without further action by the stockholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of Genetronics more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of Genetronics.

     If this proposal is approved by the stockholders, the additional shares of authorized common stock will become effective upon the filing of a Certificate of Amendment as required by the General Corporation Law of the State of Delaware, which Genetronics intends to file and record as promptly as practicable after the special meeting. The Board may make any and all changes to the form of amendment that it deems necessary in order to file the Certificate of Amendment with the Secretary of State of the State of Delaware. The Board may also abandon or delay the amendment at any time before or after the special meeting and prior to the effective date of the amendment if for any reason the Board deems it advisable to do so.

REASONS FOR PROPOSED AMENDMENT

     The proposed increase in authorized common stock will enable Genetronics to:

1)	Issue common stock in connection with raising additional equity or in connection with acquisitions, mergers and other financing transactions involving the issuance of securities.

2)	Issue common stock without the expense and delay of a special meeting of stockholders except as otherwise required by applicable law, the rules of the American Stock Exchange or the rules of the Toronto Stock Exchange.

3)	Issue common stock with respect to the granting of securities under the 2000 Stock Option Plan, 1997 Stock Option Plan, 1995 Stock Option Plan or pursuant to other management compensation arrangements which the Board may adopt.

4)	Issue common stock in connection with stock splits or stock dividends.

The Certificate of Incorporation of Genetronics presently authorizes the issuance of up to 100,000,000 shares of common stock, plus an additional 10,000,000 shares of Preferred Stock. Although Genetronics has no present plan, agreements or understandings regarding the issuance of the proposed additional shares of common stock, the Board believes that the adoption of this amendment is advisable because it will provide Genetronics with greater flexibility in connection with possible future transactions, stock splits or stock dividends, other corporate purposes, and other programs to facilitate expansion and growth of Genetronics. At October, 15, 2002, there were 50,398,552 shares of common stock issued and outstanding and, an additional 2,796,776 shares of common stock reserved and available for issuance under the 2000, 1997 and 1995 Stock Option Plans. At October 15, 2002, there were 7,950,472 shares of common stock reserved under warrants and 5,943,275 shares of common stock underlying outstanding options issued under the 2000, 1997 and 1995 Stock Option Plans.

Taking into account the foregoing reserved shares of common stock, as of October 15, 2002, a total of 67,089,075 shares of common stock are issued and outstanding or reserved and available for grant or exercise.

The Board believes that it is in the best interests of Genetronics to have authorized and available 300,000,000 shares of common stock in order to have sufficient authorized but unissued and unreserved shares to provide the necessary flexibility and alternatives to allow management of Genetronics to meet the needs described above.

VOTE REQUIRED FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     The affirmative vote of a majority of the shares of common stock outstanding as of the Record Date for the special meeting is required to approve this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS TO STOCKHOLDERS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION WHICH WILL INCREASE THE AUTHORIZED COMMON STOCK TO 300,000,000 SHARES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of October 15, 2002 with respect to the beneficial ownership of Genetronics’ common stock by (i) all persons known by Genetronics to be the beneficial owners of more than 5% of the outstanding common stock of Genetronics, (ii) each director of Genetronics, (iii) each executive officer of Genetronics named in the Summary Compensation Table in our most recent Report on Form 10-K and (iv) each associate of any of the foregoing persons.

	Amount of Nature of
	Beneficial Ownership	Percent of Class of
	of Shares of Common	Shares of Common
Beneficial Owner of Shares of Common Stock[1]	Stock[2]	Stock[3]

Activest Investmentgesellschaft mbh[4]	2,500,000	4.96%
Arabellastr. 27 81925 Muenchen, Germany
Newton Investment Management Ltd.[5]	2,817,457	5.59%
71 Queen Victoria St London, EC4V4DR United Kingdom
Lois J. Crandell[6]	2,764,588	5.44%
Gunter A. Hofmann[7]	2,764,588	5.44%
Aran Asset Management SA8	2,875,366	5.56%
Alpenstrasse 11 6304 Zug, Switzerland
Johnson & Johnson Development Corporation[9]	2,242,661	4.45%
One Johnson & Johnson Plaza New Brunswick, New Jersey 08933
Smallcap World Fund Inc.[10]	2,810,000	5.56%
333 South Hope Street 55th Floor Los Angeles, CA 90071
Conus Partners, Inc.[11]	3,174,666	5.93%
One Rockefeller Plaza 19th Floor New York, NY 10020
Kinetic Capital L.P.[12]	2,240,000	4.26%
1460-777 Homby St Vancouver, BC V62 154 Canada
Dr. Avtar Dhillon[13]	590,600	1.16%
James L. Heppell[14]	272,920	0.54%
Gordon J. Politesk[15]	220,000	0.43%
Felix Theeuwes[16]	382,000	0.75%
Grant W. Denison, Jr.	0	0.00%

	Amount of Nature of
	Beneficial Ownership	Percent of Class of
	of Shares of Common	Shares of Common
Beneficial Owner of Shares of Common Stock[1]	Stock[2]	Stock[3]

Tazdin Esmail[17]	174,785	0.35%
Terry Gibson	0	0.00%
Martin Nash	457,461	.91%
Dietmar Rabussay[18]	294,112	0.58%
William K. Dix[19]	115,807	0.23%
Brook Riggins[20]	303,934	0.60%
Peter Kies[21]	37,500	0.07%
Babak Nemati[22]	104,500	0.21%
Mervyn J. McCulloch	0	0.00%
All Executive Officers and Directors as a group[23] (14 persons)	2,953,619	5.61%

*	Less than 1%

1	This table is based upon information supplied by officers, directors and principal stockholders. Except as shown otherwise in the table, the address of each stockholder listed is in care of our company at 11199 Sorrento Valley Rd., San Diego, California 92121.
2	Except as otherwise indicated in the footnotes of this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.
3	Shares of common stock subject to special warrants, warrants and options exercisable within 60 days of October 15, 2002 are deemed outstanding for computing the percentage of the person or entity holding such special warrants, warrants and options but are not deemed outstanding for computing the percentage of any other person. Percentage of beneficial ownership is based upon 50,398,552 shares of our common stock outstanding as of October 15, 2002, plus warrants and options exercisable into common stock within 60 days of October 15, 2002.
4	In our previous filings, Foreign & Colonial Bank, an institutional investor based in London, England, was listed as the beneficial owner of 3,450,000 shares. Until November of 2001, Foreign & Colonial Bank was under a management contract to manage a biotech investment fund on behalf of Activest. It is our understanding that the contract expired in November 2001 and was not renewed. As a result, Activest has taken control of the fund and has become the beneficial owner of the 2,500,000 shares held as of March 1, 2002. We have been advised that the individual who directs the investment and voting decisions for the shares owned by Activist is Dr. Joerg Blumentrath.
5	We have been advised that the individual who directs the investment and voting decisions for the shares owned by Newton Investment Management Ltd. is Stuart Eaton.
6	Includes 169,825 shares of common stock issuable pursuant to options exercisable within 60 days of October 15, 2002. Also includes 2,115,399 shares and options owned by Gunter A. Hofmann, Ms. Crandell’s husband. Ms. Crandell disclaims beneficial ownership of Dr. Hofmann’s shares.

7	Includes 232,200 shares of common stock issuable pursuant to options exercisable within 60 days of October 15, 2002. Also includes 649,189 shares and options owned by Lois J. Crandell, Dr. Hofmann’s wife. Dr. Hofmann disclaims beneficial ownership of Ms. Crandell’s shares.
8	Includes 1,301,666 shares of common stock issuable pursuant to special warrants and warrants exercisable within 60 days of October 15,2002. We have been advised that the individual who directs the investment and voting decisions for the shares owned by Aran Asset Management is Michael Thalmann.
9	We have been advised that the individual who directs the investment and voting decisions for the shares owned by Johnson & Johnson Development Corporation is Roy Cosan.
10	Includes 120,000 shares of common stock issuable pursuant to warrants exercisable within 60 days of October 15, 2002. We have been advised that the individual who directs the investment and voting decisions for the shares owned by Smallcap World Fund Inc. is Mark Denning.
11	Includes 3,174,666 shares of common stock issuable pursuant to special warrants and warrants exercisable within 60 days of October 15, 2002. We have been advised that the individual who directs the investment and voting decisions for the shares owned by Conus Partners Inc. is Andrew Zacks.
12	Includes 2,240,000 shares of common stock issuable pursuant to special warrants and warrants exercisable within 60 days of October 15, 2002. We have been advised that the individual who directs the investments and voting decisions for the shares owned by Kinetic Capital L.P. is Frank Barker.
13	Includes 496,156 shares of common stock issuable pursuant to specific warrants, warrants and options exercisable within 60 days of October 15, 2002.
14	Includes 253,620 shares of common stock issuable pursuant to special warrants, warrants and options exercisable within 60 days of October 15, 2002.
15	Includes 220,000 shares of common stock issuable pursuant to special warrants, warrants and options exercisable within 60 days of October 15, 2002.
16	Includes 310,000 shares of common stock issuable pursuant to special warrants, warrants and options exercisable within 60 days of October 15, 2002.
17	Includes 174,785 shares of common stock issuable pursuant to special warrants, warrants and options exercisable within 60 days of October 15, 2002.
18	Includes 270,612 shares of common stock issuable pursuant to special warrants, warrants and options exercisable within 60 days of October 15, 2002.
19	Includes 104,307 shares of common stock issuable pursuant to option exercisable within 60 days of October 15, 2002. Mr. Dix’s employment ended on July 31, 2002.
20	Includes 243,934 shares of common stock issuable pursuant to option exercisable within 60 days of October 15, 2002.
21	Includes 37,500 shares of common stock issuable pursuant to options exercisable within 60 days of October 15, 2002.
22	Includes 104,500 shares of common stock issuable pursuant to options exercisable within 60 days of October 15, 2002. Mr. Nemati’s employment ended on January 7, 2002.
23	Includes 2,215,414 shares of common stock issuable pursuant to special warrants, warrants and options exercisable within 60 days of October 15, 2002.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

     Our bylaws require that, for business to be properly brought by a stockholder before an annual meeting, notice must be delivered or mailed by the stockholder and received by the company not less than 120 calendar days prior to the one year anniversary of the date the company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except if we did not hold an annual meeting the previous year, or if the date of this year’s annual meeting has been changed by more than thirty days from the date of the previous year’s meeting, then the deadline is reasonable time before we begin to print and mail our proxy materials.

     All stockholders proposals that are intended to be presented at the 2003 annual meeting of the stockholders of the company must be received by the company at our offices at 11199 Sorrento Valley Road, San Diego, California 92121-1334, ATTN: Corporate Secretary, no later than November 18, 2002 for inclusion in the proxy statement and form of proxy relating to the meeting. Any stockholder who intends to present a proposal at the company’s 2003 annual meeting of stockholders without requesting the company to include such proposal in the company’s proxy statement must notify the company no later than February 6, 2003, of his, her or its intention to present the proposal. Otherwise, the company may exercise discretionary voting with respect to such stockholder’s proposal pursuant to authority conferred on the company by proxies to be solicited by the Board of Directors of the company and delivered to the company in connection with the meeting.

TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

     Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

By Order of the Board of Directors
/s/ Avtar Dhillon

Avtar Dhillon, President and Chief Executive Officer
October 15, 2002

GENETRONICS BIOMEDICAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Avtar Dhillon, President and Chief Executive Officer and a director of Genetronics and James L. Heppell, Chairman of the Board and a director of Genetronics and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Genetronics Biomedical Corporation held of record by the undersigned as of October 21, 2002, at the Special Meeting of Stockholders to be held on November 21, 2002, or any adjournment thereof.

1. To approve an amendment to the Certificate of Incorporation of Genetronics Biomedical Corporation increasing the authorized number of shares of common stock from 100,000,000 to 300,000,000

[ ]	FOR

[ ]	AGAINST

[ ]	ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL AN AMENDMENT TO GENETRONICS’ CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK OF GENETRONICS FROM 100,000,000 TO 300,000,000. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If stockholder is a partnership, please sign in partnership name by authorized person.

Dated:
, 2002

Signature

Signature if held jointly

Print Name

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR MAIL BY FIRST-CLASS MAIL TO:

Genetronics Biomedical Corporation 11199 Sorrento Valley Road San Diego, CA 92121-1334 ATTN: Colleen Di Noto

EXHIBIT A

FORM OF

STOCKHOLDERS RESOLUTION
AMENDING THE
CERTIFICATE OF INCORPORATION OF GENETRONICS BIOMEDICAL CORPORATION

     WHEREAS, the Board of Directors (the “Board”) of Genetronics Biomedical Corporation (the “Company”) by unanimous resolution, adopted and approved on October 7, 2002, has recommended that it is in the best interests of the Company to amend the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) for the purposes of increasing the number of authorized shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) from 100,000,000 shares to 300,000,000 shares; and

     WHEREAS, the Board has recommended that the proposed amendment to the Certificate of Incorporation be presented to the stockholders of the Company for their consideration and approval at a special meeting of the stockholders.

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to provisions of Section 242 of the Delaware General Corporation Law, the stockholders of the Company do hereby approve the amendment to the Certificate of Incorporation and the filing and recording of a Certificate of Amendment and all other instruments and documents which the proper officers of the Company deem necessary, appropriate or convenient to effectuate the amendment of the Company’s Certificate of Incorporation;

     BE IT FURTHER RESOLVED, that Article FOURTH of the Certificate of Incorporation of the Company be, and hereby is, amended in its entirety to henceforth provide as follows:

FOURTH:    STOCK

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Preferred Stock” and “Common Stock.” The total number of shares of Preferred Stock the Corporation shall have authority to issue is 10,000,000, $0.001 par value per share, and the total number of shares of Common Stock the Corporation shall have authority to issue is 300,000,000, $0.001 par value per share. The shares of Preferred Stock shall initially be undesignated as to series.

The Board of Directors is hereby authorized, within the limitations and restrictions stated herein, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon a wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but, in respect of decreases, not below the number of shares of such series then outstanding. In case the number of shares of any series should be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolutions originally fixing the number of shares of such series.